UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 1, 2006

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

2000 Sierra Point Parkway, Suite 600, Brisbane, CA 94005

(Address of principal executive offices and zip code)

(650) 808-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2006, CoTherix, Inc. (the “Company”) issued a press release announcing certain financial results for the quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of CoTherix, Inc. dated November 1, 2006 announcing financial results for the quarter ended September 30, 2006. The press release has been furnished in accordance with Item 2.02 of this Current Report.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2006

CoTherix, Inc.

By:	/s/ Christine E. Gray-Smith
Christine E. Gray-Smith
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of CoTherix, Inc. dated November 1, 2006 announcing financial results for the quarter ended September 30, 2006. The press release has been furnished in accordance with Item 2.02 of this Current Report.